Exhibit 10.21

English Translation

Power of Attorney

I, Xu Qing, a citizen of the People’s Republic of China (“China”), Chinese ID number: 11010119610220531X, am a shareholder of Beijing AirMedia UC Advertising Co., Ltd. (“AirMedia UC”) and hold the 10.65% equity of AirMedia UC. I hereby irrevocably authorize Mr. Guo Man to exercise the following rights within the valid term of this Power of Attorney:

Authorize Mr. Guo Man (Chinese ID number: 110102196305041171) to represent myself to exercise my shareholder rights (including voting power) as specified by PRC laws and the articles of association of AirMedia UC at the shareholders’ meeting of AirMedia UC, including, but not limited to, signing related legal instruments with respect to the selling or transfer of all or part of my equity in AirMedia UC and as my authorized representative, nominating and appointing the general manager of AirMedia UC at the shareholders’ meeting of AirMedia UC.

The precondition for the said authorization and entrustment is that Mr. Guo Man is a Chinese citizen and an employee of AirMedia Technology (Beijing) Co., Ltd. (“AM Technology”) and AM Technology agrees to the said authorization and entrustment. Once Mr. Guo Man no longer serves AM Technology or AM Technology informs me to terminate the said authorization and entrustment, I will immediately withdraw the entrustment and authorization granted herein to him and will designate/authorize the other person as nominated by AM Technology to exercise any and all my shareholder rights (including voting power) at the shareholders’ meeting of AirMedia UC.

This Power of Attorney shall become effective as of the signing date and will remain in force throughout the duration of AirMedia UC, unless the Call Option Agreement jointly signed by me, AM Technology and AirMedia UC on June 14, 2007 is prematurely terminated for whatsoever reason.

Xu Qing

/s/ Xu Qing

June 14, 2007

English Translation

Power of Attorney

I, Wang Zhenyu, a citizen of the People’s Republic of China (“China”), Chinese ID number: 410103196311087018, am a shareholder of Beijing AirMedia UC Advertising Co., Ltd. (“AirMedia UC”) and hold the 38.22% equity of AirMedia UC. I hereby irrevocably authorize Mr. Zhang Xiaoya to exercise the following rights within the valid term of this Power of Attorney:

Authorize Mr. Zhang Xiaoya (Chinese ID number: 130104196210091519) to represent myself to exercise my shareholder rights (including voting power) as specified by PRC laws and the articles of association of AirMedia UC at the shareholders’ meeting of AirMedia UC, including, but not limited to, signing related legal instruments with respect to the selling or transfer of all or part of my equity in AirMedia UC and as my authorized representative, nominating and appointing the general manager of AirMedia UC at the shareholders’ meeting of AirMedia UC.

The precondition for the said authorization and entrustment is that Mr. Zhang Xiaoya is a Chinese citizen and an employee of AirMedia Technology (Beijing) Co., Ltd. (“AM Technology”) and AM Technology agrees to the said authorization and entrustment. Once Mr. Zhang Xiaoya no longer serves AM Technology or AM Technology informs me to terminate the said authorization and entrustment, I will immediately withdraw the entrustment and authorization granted herein to him and will designate/authorize the other person as nominated by AM Technology to exercise any and all my shareholder rights (including voting power) at the shareholders’ meeting of AirMedia UC.

This Power of Attorney shall become effective as of the signing date and will remain in force throughout the duration of AirMedia UC, unless the Call Option Agreement jointly signed by me, AM Technology and AirMedia UC on June 14, 2007 is prematurely terminated for whatsoever reason.

Wang Zhenyu

/s/ Wang Zhenyu

June 14, 2007

English Translation

Power of Attorney

I, Guo Man, a citizen of the People’s Republic of China (“China”), Chinese ID number: 110102196305041171, am a shareholder of Beijing AirMedia UC Advertising Co., Ltd. (“AirMedia UC”) and hold the 51.13% equity of AirMedia UC. I hereby irrevocably authorize Mr. Wang Zhenyu to exercise the following rights within the valid term of this Power of Attorney:

Authorize Mr. Wang Zhenyu (Chinese ID number: 410103196311087018) to represent myself to exercise my shareholder rights (including voting power) as specified by PRC laws and the articles of association of AirMedia UC at the shareholders’ meeting of AirMedia UC, including, but not limited to, signing related legal instruments with respect to the selling or transfer of all or part of my equity in AirMedia UC and as my authorized representative, nominating and appointing the general manager of AirMedia UC at the shareholders’ meeting of AirMedia UC.

The precondition for the said authorization and entrustment is that Mr. Wang Zhenyu is a Chinese citizen and an employee of AirMedia Technology (Beijing) Co., Ltd. (“AM Technology”) and AM Technology agrees to the said authorization and entrustment. Once Mr. Wang Zhenyu no longer serves AM Technology or AM Technology informs me to terminate the said authorization and entrustment, I will immediately withdraw the entrustment and authorization granted herein to him and will designate/authorize the other person as nominated by AM Technology to exercise any and all my shareholder rights (including voting power) at the shareholders’ meeting of AirMedia UC.

This Power of Attorney shall become effective as of the signing date and will remain in force throughout the duration of AirMedia UC, unless the Call Option Agreement jointly signed by me, AM Technology and AirMedia UC on June 14, 2007 is prematurely terminated for whatsoever reason.

Guo Man

/s/ Guo Man

June 14, 2007